Exhibit 10.1

REASSIGNMENT OF RECEIVABLES

REASSIGNMENT NO. 11 OF RECEIVABLES, dated as of March 24, 2010, by and between Chase Bank USA, National Association, a national banking association organized and existing under the laws of the United States (the “Bank”), and The Bank of New York Mellon, a banking corporation organized under the laws of the State of New York, as Trustee (the “Trustee”) of the Chase Credit Card Master Trust (the “Trust”), pursuant to the Pooling and Servicing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Bank, as transferor (the “Transferor”) and servicer, and the Trustee and paying agent are parties to the Fifth Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007 (the “Pooling and Servicing Agreement”);

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Bank wishes to remove all Receivables from certain designated Accounts of the Bank (the “Removed Accounts”) and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Bank (as each such term is defined in the Pooling and Servicing Agreement); and

WHEREAS, the Trustee, on behalf of the Trust, is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

NOW, THEREFORE, the Bank and the Trustee, on behalf of the Trust, hereby agree as follows:

1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Removal Cut-Off Date” shall mean, with respect to the Removed Accounts designated hereby, February 28, 2010.

“Removal Date” shall mean, with respect to the Removed Accounts designated hereby, March 24, 2010.

“Removal Notice Date” shall mean, with respect to the Removed Accounts designated hereby, March 12, 2010 (which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

2. Designation of Removed Accounts. The Bank shall deliver to the Trustee, not later than five Business Days after the Removal Date, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as agreed upon between the Transferor and the Trustee, on behalf of the Trust) of each VISA® and MasterCard® account which, as of the Removal Date, shall be deemed to be a

Removed Account, each such account being identified by account number and by the aggregate amount of Receivables in such account as of the close of business on the Removal Cut-Off Date. Such list shall be marked as Schedule 1 to this Reassignment and shall, as of the Removal Date, modify and amend and be incorporated into and made a part of this Reassignment and the Pooling and Servicing Agreement.

3. Conveyance of Receivables.

(a) The Trustee, on behalf of the Trust, does hereby reconvey to the Bank, without recourse on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Delaware) of such Receivables, Insurance Proceeds relating to such Receivables and the proceeds thereof.

(b) In connection with such transfer, the Trustee, on behalf of the Trust, agrees to authorize the Bank on or prior to the date of this Reassignment, to file a termination statement (in form and substance reasonably satisfactory to the Trustee) with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its Lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

4. Representations and Warranties of the Bank. The Bank hereby represents and warrants to the Trust as of the Removal Date:

(a) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(b) Selection Procedures. No selection procedures believed by the Bank to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Removed Accounts designated hereby.

5. Conditions Precedent. The reassignment hereunder of the Receivables in the Removed Accounts and the amendment of the Pooling and Servicing Agreement set forth in Section 6 hereof are each subject to the satisfaction, on or prior to the Removal Date, of the condition precedent, to the extent any such conditions have not been waived, that the Bank shall have delivered to the Trustee an Officer’s Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the Bank in Section 4 hereof is true and correct as of the Removal Date. The Trustee may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

6. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the “Pooling and Servicing Agreement,” to “this Agreement” and to “herein” shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

8. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Authorization. The Trustee, at the Transferor’s direction, hereby authorizes Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) to file any financing statements or continuation statements, and amendments to financing statements, in any jurisdictions and with any filing offices as Skadden may determine, in its sole discretion, are necessary or advisable to perfect the conveyance to the Bank pursuant to Section 3 hereof. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Skadden may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Bank in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property.”

IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Michael Burack
	Name:	Michael Burack
	Title:	Senior Associate

CHASE BANK USA, NATIONAL ASSOCIATION, as Transferor and as Servicer

By:	/s/ Keith W. Schuck
	Name:	Keith W. Schuck
	Title:	President

Chase Credit Card Master Trust

Reassignment No. 11 of Receivables

Schedule I to Reassignment of Receivables

REMOVED ACCOUNTS